UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 9, 2020 (July 9, 2020)

Date of Report (Date of earliest event reported)

CAESARS ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices, including zip code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CZR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On July 9, 2020, Caesars Entertainment Corporation (“Caesars”) and Eldorado Resorts, Inc. (“Eldorado”) announced that the deadline (the “Election Deadline”) for Caesars stockholders to elect the form of consideration (the “Merger Consideration”) they wish to receive in connection with the previously announced merger (the “Merger”) of Caesars with a subsidiary of Eldorado is 5:00 p.m., New York time, on July 16, 2020 (the “Election Deadline”). The election materials were mailed to Caesars stockholders on or about May 29, 2020. Caesars stockholders who hold shares through a bank, broker or other nominee may be subject to an earlier election deadline and should carefully review any materials they received from their bank, broker or other nominee regarding how to make an election as to the form of Merger Consideration they wish to receive.

The Election Deadline may be changed or extended in the event the anticipated closing date is delayed to a subsequent date, in which case Caesars will promptly announce any such delay and, when determined, the rescheduled Election Deadline.

The press release announcing the Election Deadline is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed Merger, Eldorado has filed a registration statement on Form S-4, and Caesars and Eldorado each filed the definitive joint proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”) on October 11, 2019. The definitive joint proxy statement/prospectus was sent to the stockholders of Caesars and Eldorado on or about October 15, 2019. Caesars and Eldorado have filed and may also file other documents with the SEC regarding the proposed Merger. Before making any investment decision, investors and security holders of Caesars and Eldorado are urged to carefully read the entire registration statement and definitive joint proxy statement/prospectus and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed Merger. The documents filed by Caesars and Eldorado with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Caesars may be obtained at its website at www.caesars.com. Alternatively, these documents, when available, can be obtained from Caesars upon written request to Caesars Entertainment Corporation, One Caesars Palace Drive, Las Vegas, Nevada 89109, Attn: Investor Relations, or by calling (800) 318-0047, or from Eldorado upon written request to Eldorado Resorts, Inc., 100 West Liberty Street, Suite 1150 Reno, Nevada 89501, Attn: Investor Relations, or by calling (775) 328-0112.

Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts, including the statement about the anticipated closing date of the Merger. We have based these forward-looking statements on our current expectations about future events. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors set forth above and from time to time in each of Caesars’ and Eldorado’s recent filings with the Securities and Exchange Commission, including their respective reports on Form 10-K, Form 10-Q and Form 8-K.

Currently, one of the most significant factors that could cause actual outcomes to differ materially from these forward-looking statements is the potential effect of the COVID-19 public health emergency. The extent to which this public health emergency may affect the pending transactions will largely depend on future developments that are highly uncertain and cannot be predicted with confidence, such as the impact of the actions taken to contain the public health emergency or mitigate its impact, and the direct and indirect economic effects of the public health emergency and measures to contain it (including various state governments’, tribal authorities’ and/or regulatory authorities’ issuance of directives, mandates, orders or similar actions restricting freedom of movement and business operations, such as travel restrictions, border closures, business closures, limitations on public gatherings, quarantines and “shelter-at-home” orders, any of which may result in the closure of business operations). Each of the foregoing could have a material adverse effect on the parties’ ability to consummate the Merger. In addition, changes and instability in global, national and regional economic activity and financial market activity as a result of the COVID-19 public health emergency could negatively impact consumer discretionary spending and travel.

You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report. Caesars undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this Current Report or to reflect new information, the occurrence of unanticipated events or otherwise, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Joint Press Release, dated as of July 9, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: July 9, 2020	By:	/s/ Michelle Bushore
	Name:	Michelle Bushore
	Title:	Executive Vice President, General Counsel, Chief Legal & Risk Officer and Corporate Secretary